Exhibit 99.2

Income Statement Information

(Unaudited)

The following table reflects the reclassification of fiscal 2007 quarterly amounts for the discontinued operations presentation of our educational products and entertainment development and production business units.

	Fiscal 2007
(In thousands of dollars)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Year Ended February 28, 2007
Net sales	$404,170	$357,483	$510,102	$472,848	$1,744,603

Material, labor and other production costs	175,237	172,808	245,187	233,559	826,791
Selling, distribution and marketing	142,580	151,475	157,364	176,487	627,906
Administrative and general	61,348	56,881	65,287	67,573	251,089
Goodwill impairment	—	—	—	—	—
Interest expense	12,464	7,609	6,951	7,962	34,986
Other income—net	(6,860)	(17,407)	(32,760)	(8,503)	(65,530)

	384,769	371,366	442,029	477,078	1,675,242
Income (loss) from continuing operations before income tax expense (benefit)	19,401	(13,883)	68,073	(4,230)	69,361

Income tax expense (benefit)	2,851	(1,326)	21,058	3,513	26,096

Income (loss) from continuing operations	16,550	(12,557)	47,015	(7,743)	43,265

(Loss) income from discontinued operations, net of tax	(1,158)	2,059	2,692	(4,480)	(887)

Net income (loss)	$15,392	$(10,498)	$49,707	$(12,223)	$42,378

Earnings per share—basic:
Income (loss) from continuing operations	$0.28	$(0.22)	$0.79	$(0.14)	$0.75
(Loss) income from discontinued operations	(0.02)	0.04	0.05	(0.08)	(0.02)

Net income (loss)	$0.26	$(0.18)	$0.84	$(0.22)	$0.73

Earnings per share—assuming dilution:
Income (loss) from continuing operations	$0.26	$(0.22)	$0.79	$(0.14)	$0.72
(Loss) income from discontinued operations	(0.02)	0.04	0.04	(0.08)	(0.01)

Net income (loss)	$0.24	$(0.18)	$0.83	$(0.22)	$0.71

Average number of common shares outstanding	58,137,230	58,133,066	59,502,276	56,035,238	57,951,952

Average number of common shares outstanding - assuming dilution	71,077,312	58,133,066	59,902,127	56,035,238	62,362,794

Dividends declared per share	$0.08	$0.08	$0.08	$0.08	$0.32

Quarterly earnings per share amounts do not add to the full year primarily due to share repurchases during the periods, the conversion of certain debt securities during the period, as well as the anti-dilutive impact of potentially dilutive secutities in periods in which we recorded a net loss.

Income Statement Information

(Unaudited)

The following table reflects the reclassification of fiscal 2006 quarterly amounts for the discontinued operations presentation of our educational products and entertainment development and production business units.

	Fiscal 2006
(In thousands of dollars)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Year Ended February 28, 2006
Net sales	$436,034	$381,183	$550,474	$507,413	$1,875,104

Material, labor and other production costs	177,256	173,366	273,787	222,549	846,958
Selling, distribution and marketing	152,785	144,414	163,448	171,296	631,943
Administrative and general	61,814	57,677	56,796	66,440	242,727
Goodwill impairment	—	—	43,153	—	43,153
Interest expense	9,677	8,586	8,401	8,460	35,124
Other income - net	(8,457)	(11,549)	(19,774)	(24,896)	(64,676)

	393,075	372,494	525,811	443,849	1,735,229

Income from continuing operations before income tax expense	42,959	8,689	24,663	63,564	139,875

Income tax expense	16,675	5,054	14,652	12,498	48,879

Income from continuing operations	26,284	3,635	10,011	51,066	90,996

Income (loss) from discontinued operations, net of tax	130	(394)	2,916	(9,272)	(6,620)

Net income	$26,414	$3,241	$12,927	$41,794	$84,376

Earnings per share - basic:
Income from continuing operations	$0.39	$0.06	$0.16	$0.82	$1.38
Income (loss) from discontinued operations	—	(0.01)	0.04	(0.15)	(0.10)

Net income	$0.39	$0.05	$0.20	$0.67	$1.28

Earnings per share - assuming dilution:
Income from continuing operations	$0.35	$0.06	$0.15	$0.70	$1.24
Income (loss) from discontinued operations	—	(0.01)	0.04	(0.12)	(0.08)

Net income	$0.35	$0.05	$0.19	$0.58	$1.16

Average number of common shares outstanding	68,595,786	67,101,944	65,425,537	62,736,831	65,965,024

Average number of common shares outstanding - assuming dilution	81,952,895	67,913,912	78,695,259	75,681,656	79,226,384

Dividends declared per share	$0.08	$0.08	$0.08	$0.08	$0.32

Quarterly earnings per share amounts do not add to the full year primarily due to share repurchases during the periods as well as the anti-dilutive impact of potentially dilutive secutities in periods in which we recorded minimal net income.

Operating Segment Information

(Unaudited)

The following table reflects the reclassification of fiscal 2007 quarterly amounts for the discontinued operations presentation of our educational products and entertainment development and production business units.

	Fiscal 2007
(In thousands of dollars)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Year Ended February 28, 2007
Net Sales:
North American Social Expression Products	$288,573	$240,574	$366,392	$292,269	$1,187,808
Intersegment items	(16,377)	(14,084)	(13,836)	(11,042)	(55,339)
Exchange rate adjustment	3,143	2,533	4,379	3,177	13,232

Net	275,339	229,023	356,935	284,404	1,145,701

International Social Expression Products	57,323	55,679	73,763	63,035	249,800
Exchange rate adjustment	4,291	6,250	9,173	10,554	30,268

Net	61,614	61,929	82,936	73,589	280,068

Retail Operations	40,678	36,547	39,205	76,960	193,390
Exchange rate adjustment	2,761	3,089	3,225	4,720	13,795

Net	43,439	39,636	42,430	81,680	207,185

AG Interactive	19,960	20,446	21,663	23,196	85,265
Exchange rate adjustment	5	40	31	26	102

Net	19,965	20,486	21,694	23,222	85,367

Non-reportable segments	3,813	6,407	6,108	9,953	26,281

Unallocated	—	2	(1)	—	1
Exchange rate adjustment	—	—	—	—	—

Net	—	2	(1)	—	1

	$404,170	$357,483	$510,102	$472,848	$1,744,603

Segment Earnings (Loss):
North American Social Expression Products	$65,828	$13,820	$96,180	$20,098	$195,926
Intersegment items	(12,028)	(10,040)	(9,527)	(7,910)	(39,505)
Exchange rate adjustment	1,418	800	1,664	972	4,854

Net	55,218	4,580	88,317	13,160	161,275

International Social Expression Products	481	535	5,394	2,034	8,444
Exchange rate adjustment	62	42	668	477	1,249

Net	543	577	6,062	2,511	9,693

Retail Operations	(7,178)	(9,021)	(5,265)	3,833	(17,631)
Exchange rate adjustment	(121)	(55)	213	1,157	1,194

Net	(7,299)	(9,076)	(5,052)	4,990	(16,437)

AG Interactive	2,041	1,208	2,249	315	5,813
Exchange rate adjustment	(1)	2	(18)	(22)	(39)

Net	2,040	1,210	2,231	293	5,774

Non-reportable segments	(2,095)	6,735	3,668	7,369	15,677

Unallocated	(29,058)	(17,957)	(27,306)	(32,017)	(106,338)
Exchange rate adjustment	52	48	153	(536)	(283)

Net	(29,006)	(17,909)	(27,153)	(32,553)	(106,621)

	$19,401	$(13,883)	$68,073	$(4,230)	$69,361

Operating Segment Information

(Unaudited)

The following table reflects the reclassification of fiscal 2006 quarterly amounts for the discontinued operations presentation of our educational products and entertainment development and production business units.

	Fiscal 2006
(In thousands of dollars)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Year Ended February 28, 2006
Net Sales:
North American Social Expression Products	$304,976	$267,703	$417,786	$328,754	$1,319,219
Intersegment items	(11,675)	(13,879)	(19,395)	(11,670)	(56,619)
Exchange rate adjustment	1,566	1,407	3,004	3,084	9,061

Net	294,867	255,231	401,395	320,168	1,271,661

International Social Expression Products	55,339	57,136	75,621	66,193	254,289
Exchange rate adjustment	7,506	4,467	5,815	3,755	21,543

Net	62,845	61,603	81,436	69,948	275,832

Retail Operations	42,860	39,085	41,556	83,264	206,765
Exchange rate adjustment	1,382	1,557	2,336	4,276	9,551

Net	44,242	40,642	43,892	87,540	216,316

AG Interactive	28,047	19,583	20,271	21,715	89,616
Exchange rate adjustment	214	(98)	(79)	(84)	(47)

Net	28,261	19,485	20,192	21,631	89,569

Non-reportable segments	4,770	3,156	2,779	7,575	18,280

Unallocated	1,049	1,066	780	551	3,446
Exchange rate adjustment	—	—	—	—	—

Net	1,049	1,066	780	551	3,446

	$436,034	$381,183	$550,474	$507,413	$1,875,104

Segment Earnings (Loss):
North American Social Expression Products	$79,475	$44,648	$96,718	$73,579	$294,420
Intersegment items	(8,535)	(10,162)	(13,617)	(8,415)	(40,729)
Exchange rate adjustment	682	581	1,261	1,156	3,680

Net	71,622	35,067	84,362	66,320	257,371

International Social Expression Products	2,070	2,514	(16,859)	(428)	(12,703)
Exchange rate adjustment	292	319	(1,995)	648	(736)

Net	2,362	2,833	(18,854)	220	(13,439)

Retail Operations	(6,238)	(11,049)	(25,068)	9,135	(33,220)
Exchange rate adjustment	(42)	(133)	95	778	698

Net	(6,280)	(11,182)	(24,973)	9,913	(32,522)

AG Interactive	330	485	1,456	1,966	4,237
Exchange rate adjustment	(95)	41	33	48	27

Net	235	526	1,489	2,014	4,264

Non-reportable segments	3,544	3,676	5,288	12,664	25,172

Unallocated	(28,590)	(22,440)	(22,733)	(26,874)	(100,637)
Exchange rate adjustment	66	209	84	(693)	(334)

Net	(28,524)	(22,231)	(22,649)	(27,567)	(100,971)

	$42,959	$8,689	$24,663	$63,564	$139,875